UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2015

CHRISTOPHER & BANKS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North

Plymouth, Minnesota 55441

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (763) 551-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On November 12, 2015 at a regularly scheduled meeting of the Board of Directors (the “Board”) of Christopher & Banks Corporation (the “Company”), in connection with the periodic rotation of the Company’s Board Chair and Committee Chair positions, the Board elected Lisa Wardell as Non-Executive Chair of the Board and Paul Snyder as Chair of the Board’s Audit Committee, effective the close of business on November 12, 2015.  Ms. Wardell had served as Chair of the Board’s Audit Committee since January 2012 and Mr. Snyder as Non-Executive Chair of the Board since January 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: November 23, 2015	By:	/s/ Luke R. Komarek
Luke R. Komarek
Senior Vice President, General Counsel